PROSPECTUS
July 26, 2021
STONE RIDGE ASSET MANAGEMENT LLC

STONE RIDGE BITCOIN STRATEGY FUND

Share Class	Ticker Symbol
Class I	BTCIX
Class M	BTCMX
This prospectus describes Class I Shares and Class M Shares of the Stone Ridge Bitcoin Strategy Fund (the “Fund”). The Fund’s shares do not charge sales commissions or loads.
Neither the Securities and Exchange Commission (the “Commission”), the Commodity Futures Trading Commission (“CFTC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.
As permitted by regulations adopted by the Commission, paper copies of the Fund’s shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609‑3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

STONE RIDGE TRUST

USEFUL SHAREHOLDER INFORMATION	Back Cover

FUND SUMMARY
Stone Ridge Bitcoin Strategy Fund
Investment Objective
The Stone Ridge Bitcoin Strategy Fund’s (the “Fund”) investment objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses	Class I	Class M
(expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	0.50%

Distribution and/or Service (12b‑1) Fees	None	0.15%

Other Expenses(1)	0.68%	0.68%

Total Annual Fund Operating Expenses	1.18%	1.33%

(Fee Waiver and/or Expense Reimbursement)(2)	0.00%	0.00%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)	1.18%	1.33%

(1)
Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses includes 0.30% of interest expense incurred in the course of implementing the Fund’s investment strategy. Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement) excluding such interest expenses are 0.88% for Class I Shares and 1.03% for Class M shares.

(2)
Through the one‑year anniversary of the date the Fund commences investment operations, the Adviser (defined below) has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (including organizational and offering expenses, but excluding the Fund’s investment management fee, brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest payments on borrowed funds, interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, of the applicable Class to 0.50% for Class I shares and 0.65% for Class M shares of the average daily net assets attributable to such Class of shares. The Adviser shall be entitled to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Class of shares (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940, as amended (the, “1940 Act”)) and the consent of the Adviser.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$120	$375
Class M Shares	$135	$421

Portfolio Turnover
A change in the securities held by the Fund is known as “portfolio turnover.” A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. Portfolio turnover information for the Fund is not presented because the Fund has not commenced investment operations as of the date of this prospectus.
Principal Investment Strategies
The Stone Ridge Bitcoin Strategy Fund seeks capital appreciation. The Fund pursues its investment strategy primarily by investing in bitcoin futures contracts and in pooled investment vehicles that invest directly or indirectly in bitcoin (collectively, “bitcoin-related investments”). The Fund does not invest in bitcoin or other digital assets directly. In addition, the Fund expects to have significant holdings of cash, U.S. government securities, mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities, “Agency MBS”), municipal debt securities, money market funds and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s futures contracts and to support the Fund’s use of leverage.
The Fund seeks to invest in bitcoin-related investments so that the total value of the bitcoin to which the Fund has economic exposure is between 100% and 125% of the net assets of the Fund (the “Target Exposure”). The Fund’s Target Exposure will generally not be changed based on the daily price changes of bitcoin or the Fund’s bitcoin-related investments. There can be no assurance that the Fund will be able to achieve or maintain the Target Exposure. The Fund generally expects to seek to maintain exposure to the value of bitcoin equal to 100% of its net assets, but may increase such exposure to try to offset any negative futures basis that may exist, although the Fund is not required to do so. “Futures basis” refers to the difference between the current market value of bitcoin (the “spot” price) and the price of the cash-settled bitcoin futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin. The Fund may also experience tracking error (i.e., the Fund may underperform a direct investment in bitcoin) for other reasons. To the extent that the Fund’s economic exposure to bitcoin exceeds 100% of the net assets of the Fund, the Fund will generally have leveraged exposure to the value of bitcoin. This means that any changes in value of bitcoin will generally result in proportionally larger changes in the Fund’s NAV, including the potential for greater losses than if the Fund’s exposure to the value of bitcoin were unleveraged.
The Fund may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage. See “Investment Objective, Strategies and Risks — Risks of Investing — Borrowing and Leverage Risk” below.
The Fund’s size will be limited by Chicago Mercantile Exchange (“CME”) position limits, which prevent any single investor, such as the Fund (together with all other accounts required to be aggregated), from holding more than a specified number of a particular type of futures contract. As of June 30, 2021, the CME’s position limits would limit the Fund to holding no more than 2,000 spot month bitcoin futures contracts (fewer if the other accounts required to be aggregated also held any such contracts or options on such contracts). Because the Fund seeks to obtain a Target Exposure equal to at least 100% of the Fund’s net assets, and assuming the Fund only obtains such exposure using spot month bitcoin futures contracts (as opposed to investing in other bitcoin-related investments), the CME position limits would limit the Fund’s net assets to a maximum of approximately $347 million as of such date. The Fund generally expects that it will close to new investments at any time that it becomes necessary to do so in order to comply with the CME position limits and, during such closings, the Fund may choose to permit only the reinvestment of dividends by existing shareholders, or it may choose to prohibit such reinvestment will be permitted. The Fund may re‑open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to redeem their shares.
Bitcoin and bitcoin futures contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and bitcoin futures contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
Bitcoin
Bitcoin is a digital asset, the ownership and behavior of which are determined by participants in an online, peer‑to‑peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through public‑key cryptography. The supply of bitcoin is constrained formulaically by the Bitcoin protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there is relatively little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender or other assets or currency.
Bitcoin Futures Contracts
The Fund seeks to achieve the Target Exposure by purchasing bitcoin futures contracts. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of bitcoin futures contracts, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled bitcoin futures contracts traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying bitcoin futures contracts traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues. The Fund generally does not intend to close out, sell or redeem its futures contracts except (i) to meet redemptions or (ii) when a bitcoin futures contract is nearing expiration, at which point the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date in order to maintain its futures exposure. This is commonly referred to as “rolling”.
Pooled Investment Vehicles
The Fund intends to invest in pooled investment vehicles that invest directly or indirectly in bitcoin and are managed by unaffiliated third parties if such investments are available in the market and meet the Adviser's investment criteria.

Cash and Fixed Income Investments
In addition to the Fund’s bitcoin-related investments, the Fund expects to have significant holdings of Cash and Fixed Income Investments. The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s bitcoin futures contracts and to support the Fund’s use of leverage. Although the amount of Cash and Fixed Income Investments held by the Fund may change over time and will be determined primarily by the amount needed to seek to achieve or maintain the Target Exposure, the Fund intends, under normal circumstances, to invest at least 40% of its total assets in investment-grade fixed income investments that are Agency MBS, municipal debt securities or that are issued by foreign governments, supranational entities or corporations (with the remaining assets of the Fund invested in cash, cash equivalents, U.S. government securities and a wholly-owned and controlled subsidiary (the “Subsidiary”) organized in the Cayman Islands and advised by the Stone Ridge Asset Management LLC). In addition, because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
Principal Investment Risks
Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors or clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk and may be considered a speculative investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
The Fund is subject to the principal risks described below, whether through its direct investments, investments by the Subsidiary or other pooled investment vehicles or the Fund’s derivatives positions. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objective, Strategies and Risks —Risks of Investing” below.
Market and Volatility Risk. The value of certain of the Fund’s investments, including bitcoin-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
Bitcoin has historically exhibited higher price volatility than more traditional asset classes; for example, during the period from December 17, 2017 to December 14, 2018, bitcoin experienced a decline of roughly 84%.
The value of bitcoin and, therefore, of the Fund’s bitcoin-related investments, could decline rapidly, including to zero. You should be prepared to lose your entire investment.
Passive Investment Risk. The Fund will generally hold its bitcoin-related investments during periods in which the value of bitcoin is flat or declining as well as during periods in which the value of bitcoin is rising, and the Adviser will generally not seek to change the Fund’s Target Exposure based on daily price changes. For example, if the Fund’s bitcoin-related investments are declining in value, the Fund generally will not close out, sell or redeem its positions except in order to meet redemption requests.

Risks Related to the Bitcoin Market in General.
Bitcoin Adoption Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund to suffer losses.
The growth of this industry is subject to a high degree of uncertainty, and the factors affecting its further development, include, but are not limited to, the continued growth or possible reversal in the adoption of bitcoin, government regulation over bitcoin, the maintenance and development of the Bitcoin network, the availability and popularity of other mediums of exchange for buying and selling goods and services and consumer or public perception of bitcoin specifically or other digital assets generally. Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility (meaning prices may fluctuate widely) that could adversely affect the Fund’s bitcoin-related investments.
Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each bitcoin transaction they confirm. Miners have historically accepted relatively low transaction confirmation fees. If miners collude in an anticompetitive manner to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the Bitcoin network. Any collusion among miners may adversely impact the attractiveness of the Bitcoin network and may adversely impact the Fund’s bitcoin-related investments.
Bitcoin Cybersecurity Risk. Cybersecurity exploitations or attacks against the Bitcoin protocol and of entities that custody or facilitate the transfers or trading of bitcoin could result in a significant theft of bitcoin and a loss of public confidence in bitcoin, which could lead to a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin-related investments.
Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s bitcoin-related investments.
Bitcoin Regulatory Risk. Regulatory changes or actions may alter the nature of an investment in bitcoin or restrict the use of bitcoin or the operations of the Bitcoin network or venues on which bitcoin trades in a manner that adversely affects the price of bitcoin and, therefore, the Fund’s bitcoin-related investments. For example, it may become difficult or illegal to acquire, hold, sell or use bitcoin in one or more countries, which could adversely impact the price of bitcoin.
Future Regulatory Action Risk. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell bitcoin and bitcoin futures. Similarly, future regulatory changes could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate as planned.
Bitcoin Trading Venues Operational Risk. Over the past several years, a number of venues through which bitcoin trades have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. In addition, some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain bitcoin exchanges. Operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.

Bitcoin Futures Contract Risk. The Fund expects to obtain exposure to bitcoin through futures contracts. Bitcoin futures are financial contracts the value of which depends on, or is derived from, bitcoin as the underlying reference asset. Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of bitcoin. Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of bitcoin (the “spot” price) and the price of the cash-settled bitcoin futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure. There can also be no guarantee that there will be a correlation between price movements in bitcoin futures contracts and in the price of bitcoin. As a result, the use of bitcoin futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment.
While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the Target Exposure, resulting in losses or otherwise preventing the Fund from achieving its objective.
The underlying cash or spot markets for bitcoin are generally not regulated by the SEC or the CFTC. Underlying bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules that are as stringent as those to which national securities exchanges and futures exchanges are subject. Because of these factors, bitcoin markets may be more susceptible to fraud and manipulation, which could adversely affect the price of bitcoin and thereby the Fund’s investment in bitcoin futures.
Pooled Investment Vehicle Risk. The Fund’s investments in pooled investment vehicles that invest in bitcoin are subject to the bitcoin-related risks described herein. In addition, such pooled investment vehicles are subject to risk with respect to the custody of their bitcoin holdings. As an investor in a pooled investment vehicle, the Fund will generally have no right or power to take part in the management of the vehicle, and no assurance can be given that the vehicle will be successful in achieving its investment objective. Private pooled investment vehicles that invest in bitcoin are generally not registered investment companies under the 1940 Act, the Securities Act of 1933, as amended or any state securities laws, and therefore, investors (like the Fund) will not benefit from the same protections and restrictions afforded under such laws. The Fund will also be subject to management fees and other expenses for its investments pooled investment vehicles.
Target Exposure and Rebalancing Risk. Although the Fund seeks to achieve and maintain exposure to bitcoin equal to the Target Exposure, it is possible in certain circumstances that the Fund may not succeed in achieving or maintaining this exposure, possibly maintaining substantially lower exposure for extended periods of time. This could happen if the Fund’s futures commission merchants (“FCMs”) or the exchange increase the amount of collateral the Fund is required to post to the point that the Fund is not able to purchase sufficient futures contracts to reach the Target Exposure or if the futures contracts held by the Subsidiary do not have sufficient exposure to bitcoin to reach the Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary. There can be no assurance that the Fund’s FCM(s) or the exchange will not increase the amount of collateral the Fund is required to post, thereby causing the Fund to reduce its exposure to bitcoin.
Tracking Error Risk. There are several factors that may cause the returns of the Fund to differ substantially from the returns from holding an amount of bitcoin equal to the Target Exposure directly.
Borrowing and Leverage Risk. The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. Therefore, the Fund is subject to leverage risk. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s net asset value (“NAV”), including the potential for greater losses than if the Fund owned its assets on an unleveraged basis.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve substantial risk, including the risk of loss due to adverse movements in the price or value of the underlying reference, failure of a counterparty or tax or regulatory constraints.
Illiquidity Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities.
Debt Investing Risk. The values of debt securities to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero‑coupon securities). Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result.
Non‑Diversification Risk. The Fund is classified as a “non‑diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.
Portfolio Turnover Risk. The Fund’s portfolio turnover and frequent trading of futures contracts may result in higher transaction costs than if the Fund traded less frequently.
Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.
Tax Risk. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC, and income generated from pooled investment vehicles could also cause the Fund to fail to qualify for treatment as a RIC under the Code.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
In the future, this section will show how the Fund’s total return has varied from year‑to‑year, along with a broad-based market index for reference. Because the Fund has not operated for a full calendar year as of the date of this prospectus, there is no past performance to report. Past performance (before and after taxes) is not an indication of future performance. Performance data current to the most recent month end may be obtained by calling (855) 609‑3680.
Management
Investment Adviser
Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

Portfolio Managers
Paul Germain, Li Song and Allen Steere (the “Portfolio Managers”) are jointly and primarily responsible for the day‑to‑day management of the Fund. Mr. Germain, Mr. Song and Mr. Steere have been Portfolio Managers since the Fund’s inception.
Purchase and Sale of Fund Shares
The minimum initial investment (which may be waived or reduced in certain circumstances) is $500,000 for Class I Shares and $2,500 for Class M shares. These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.
Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609‑3680. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax‑advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund is not generally sold through financial intermediaries other than certain registered investment advisers, and no sales loads are charged to investors or paid to financial intermediaries. See “Distribution Arrangements” below.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
When used in this prospectus, the term “invest” includes both direct investing, and indirect investing and the term “investments” includes both direct investments and indirect investments. The Fund will also invest through an investment in the Subsidiary.
Investment Objective and Principal Investment Strategies
The Stone Ridge Bitcoin Strategy Fund seeks capital appreciation. The Fund pursues its investment strategy primarily by investing in bitcoin futures contracts and in pooled investment vehicles that invest directly or indirectly in bitcoin (collectively, “bitcoin-related investments”). The Fund does not invest in bitcoin or other digital assets directly. In addition, the Fund expects to have significant holdings of cash, U.S. government securities, mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities, “Agency MBS”), municipal debt securities, money market funds and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s futures contracts and to support the Fund’s use of leverage. In selecting fixed income investments, the Fund will generally seek to invest in high-quality fixed income securities that offer a combination of liquidity and yield that the Fund considers favorable while having a maturity of five years or less, though the Fund may invest in fixed income securities with a longer maturity from time to time. The Fund’s investments in fixed income securities are expected to have an incremental impact on Fund returns and will serve as both potential sources of liquidity and as collateral for the Fund’s use of leverage through reverse repurchase agreements.
The Fund seeks to invest in bitcoin-related investments so that the total value of the bitcoin to which the Fund has economic exposure is between 100% and 125% of the net assets of the Fund (the “Target Exposure”). The Fund’s Target Exposure will generally not be changed based on the daily price changes of bitcoin or the Fund’s bitcoin-related investments. There can be no assurance that the Fund will be able to achieve or maintain the Target Exposure. The Fund generally expects to seek to maintain exposure to the value of bitcoin equal to 100% of its net assets, but may increase such exposure to try to offset any negative futures basis that may exist, although the Fund is not required to do so. “Futures basis” refers to the difference between the current market value of bitcoin (the “spot” price) and the price of the cash-settled bitcoin futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin. The Fund may also experience tracking error (i.e., the Fund may underperform a direct investment in bitcoin) for other reasons. To the extent that the Fund’s economic exposure to bitcoin exceeds 100% of the net assets of the Fund, the Fund will generally have leveraged exposure to the value of bitcoin. This means that any changes in value of bitcoin will generally result in proportionally larger changes in the Fund’s NAV, including the potential for greater losses than if the Fund’s exposure to the value of bitcoin were unleveraged.
The Fund may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage. See “Investment Objective, Strategies and Risks — Risks of Investing — Borrowing and Leverage Risk” below.
The Fund’s size will be limited by CME position limits, which prevent any single investor, such as the Fund (together with all other accounts required to be aggregated), from holding more than a specified number of a particular type of futures contract. As of June 30, 2021, the CME’s position limits would limit the Fund to holding no more than 2,000 spot month bitcoin futures contracts (fewer if the other accounts required to be aggregated also held any such contracts or options on such contracts). Because the Fund seeks to obtain a Target Exposure equal to at least 100% of the Fund’s net assets, and assuming the Fund only obtains such exposure using spot month bitcoin futures contracts (as opposed to investing in other bitcoin-related investments), the CME position limits would limit the Fund’s net assets to a maximum of approximately $347 million as of such date. The Fund generally expects that it will close to new investments at any time that it becomes necessary to do so in order to comply with the CME position limits and, during such closings, the Fund may choose to permit only the reinvestment of dividends by existing shareholders, or it may choose to prohibit such reinvestment will be permitted. The Fund may re‑open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to redeem their shares.
Bitcoin and bitcoin futures contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and bitcoin futures contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
For cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio investments or to meet anticipated redemptions of its shares.
Bitcoin
The Fund invests in bitcoin futures contracts, the value of which, at expiration of the futures contract, is based on the value of bitcoin. The Fund may also invest in pooled investment vehicles that invest in bitcoin if such investments are available in the market and meet the Adviser's investment criteria. Bitcoin is a digital asset, the ownership and behavior of which are determined by participants in an online, peer‑to‑peer network known as the Bitcoin network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a fiat currency. The value of bitcoin is determined by the supply of and demand for bitcoin on venues organized to facilitate the trading of bitcoin. In addition, the value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body.
No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Anyone can be a miner, developer or user. The Bitcoin network is governed by a publicly accessible, or “open source,” software commonly referred to as the Bitcoin protocol.
Bitcoin is not an income-generating asset, and as a result the Fund’s bitcoin-related investments are not expected to pay dividends or other distributions in the way common stock of companies may. Therefore, any positive return on an investment in the Fund is expected to result only from appreciation of the Fund’s bitcoin-related investments and from income generated by the Fund’s Cash and Fixed Income Investments.
The Bitcoin Network. Bitcoin is “stored” or reflected on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset. A blockchain is a canonical record of every digital asset: the blockchain records every “coin” or “token,” balances of digital assets, every transaction and every address associated with a quantity of a particular digital asset. Bitcoin utilizes the blockchain to record transactions into and out of different addresses, facilitating a determination of how much bitcoin is in each address.
Bitcoin is created by “mining.” Mining involves miners using a sophisticated computer program to repeatedly solve complex mathematical problems on specialized computer hardware. The mathematical problem involves a computation involving all or some bitcoin transactions that have been proposed by the Bitcoin network’s participants. When this problem is solved, the computer creates a “block” consisting of these transactions. As each newly solved block refers back to and “connects” with the immediately prior solved block, the addition of a new block adds to the blockchain in a manner similar to a new link being added to a chain. A miner’s proposed block is added to the blockchain once a majority of the nodes on the network confirm the miner’s work. A miner that is successful in adding a block to the blockchain is automatically awarded a fixed amount of bitcoin for its efforts plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation. This reward system also ensures that the local copies of the Bitcoin blockchain maintained by participants in the Bitcoin network are kept in consensus with one another. As of December 31, 2020, there are approximately 18.6 million bitcoin that have been created, a number that is not permitted grow to more than 21 million, which is estimated to occur by the year 2140.
The Bitcoin network was initially contemplated in a white paper purportedly authored by an individual named Satoshi Nakamoto; however, no individual with that name has been reliably identified as bitcoin’s creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoin was created in 2009 after Nakamoto released the Bitcoin network source code and mined the first block. Since its introduction, bitcoin has been under active development by a group of engineers known as Core developers, who work on a specific distribution of Bitcoin software known as the “Bitcoin Core”. There are many other compatible versions of the Bitcoin software, but Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin protocol.
The Bitcoin and Bitcoin Futures Markets. Bitcoin is the oldest, best-known and largest market-capitalization digital asset. Since the advent of bitcoin, numerous other digital assets have been created. The website CoinMarketCap.com tracks the U.S. dollar price and total market capitalization for each of more than 4,000 traded digital assets. As of June 30, 2021, bitcoin had a total market capitalization in excess of $650 billion and represented more than 46% of the entire digital asset market.
The first trading venues for bitcoin were informal exchange services marketed primarily in public online forums. Transactions on these services were effected via anonymous email, and the fiat currency portions of these transactions were effected through payment services such as PayPal. These services required their operators to manually match buyers and sellers in order to process transactions.
Later, automated exchanges that matched buyers and sellers began to form. Many such exchanges have been created in the U.S. and abroad. In the U.S., a number of exchanges now operate under licensing from the New York Department of Financial Services (“NYDFS”).
Beginning in 2016, more institutional investors entered the bitcoin market. As a result, an increasing number of transactions have occurred in OTC markets instead of exchanges. This type of trading allows for bespoke trading arrangements that may ease of the burden of trade operations or reduce different types of risks (e.g., counterparty risk).
As a result, there is not a single source for pricing bitcoin. The Fund believes that prices on the bitcoin trading venues are generally formed by the levels of demand on either side of the exchange’s order book, and arbitrage between exchanges typically prevents larger and/or more persistent differences in prices between bitcoin trading venues. Factors that the Fund believes may influence the relative balance of buyers and sellers on the bitcoin trading venues include trading activity in the OTC markets, global or regional economic conditions, expected levels of inflation, growth or reversal in the adoption and use of bitcoin, developments in the regulation of bitcoin, changes in the preference of market participants between bitcoin and other digital assets, maintenance and development of the open-source software protocol of the Bitcoin network, and negative consumer or public perception of bitcoin specifically or digital assets generally. See “Risks of Investing — Market and Volatility Risk,” “ — Bitcoin Adoption Risk,” and “ — Bitcoin Cybersecurity Risk.”

Bitcoin spot trading occurs on venues in the U.S. that are licensed to conduct that business by the NYDFS, other venues in the U.S. and non‑U.S. venues. In addition, bitcoin futures contract trading occurs on exchanges in the U.S. regulated by the CFTC. The market for NYDFS-licensed and CFTC-regulated trading of bitcoin and bitcoin derivatives has developed substantially.
Bitcoin and bitcoin futures contracts have generally exhibited high price volatility relative to traditional asset classes. The table below provides historical information about the price and volatility of bitcoin and bitcoin futures contracts for the period from January 1, 2020 through June 30, 2021. The column labeled “Daily Return Volatility” shows the standard deviation of daily (4 p.m. to 4 p.m.) price returns on business days, annualized by a 252‑day factor for both bitcoin and bitcoin futures contracts. It shows that a one standard deviation move in a year is 71.93% for spot bitcoin and 75.77% for bitcoin futures contracts, which means that it is reasonably likely that the price of bitcoin and bitcoin futures contracts will increase or decrease by a large percentage during any given year. There can be no assurance as to the future performance of bitcoin or bitcoin futures contracts; past performance and volatility should not be taken as an indication of future performance or volatility.

Asset	Start Price	Low Price	High Price	End Price	Maximum Price Range(1)	Daily Return Volatility(2)
Bitcoin(3)	$7,145	$3,906	$64,889	$34,760	42.90%	71.93%
Bitcoin Futures(4)	$7,210	$4,210	$65,975	$34,725	36.14%	75.77%

(1)
Maximum Price Range is calculated by first adding together the highest and lowest price for the relevant business day and dividing by two to determine the daily mid‑point price. Next, the day’s low price is subtracted from the day’s high price to determine the maximum daily price change. The “Maximum Price Range” is equal to the maximum daily price change expressed as a percentage of the daily mid‑point price. Maximum Price Range shows the maximum peak‑to‑trough daily price change as a percentage of the mid‑point price for each business day, and is meant to illustrate the intraday volatility of bitcoin and bitcoin futures contracts. It is not a measure of investment returns..

(2)	Daily Return Volatility is the standard deviation of daily (4 p.m. to 4 p.m.) price returns on business days, annualized by a 252‑day factor.
(3)	Prices represented by the 4pm Coindesk Bitcoin Price Index.
(4)	Prices represented by the daily CME settlement prices.
The following table shows the aggregate annual trading volume for bitcoin across the three largest NYDFS-licensed exchanges, as well as the aggregate annual trading volume and average daily open interest (i.e., the average total number of bitcoin futures contracts held by market participants at the end of each trading day) for bitcoin futures contracts on the CME. The bitcoin data shown is for trading volumes of bitcoin against US dollars and exclude trading transactions of bitcoin against other digital assets (e.g., Tether) or other fiat currencies (e.g., euros). As the data in the table illustrates, the trading volume in both spot bitcoin and CME bitcoin futures contracts has increased substantially over the past five years, which indicates that these markets have grown rapidly and have become increasingly more liquid. However, there can be no assurance as to the future liquidity of bitcoin or bitcoin futures contracts.

Year	Bitcoin Volume ($000’s)	Futures Volume ($000’s)	Futures Average Open Interest ($000’s)
2016	2,692,758	—	—
2017	68,044,599	736,828	41,498
2018	83,127,690	31,977,850	86,360
2019	66,699,394	60,958,390	155,438
2020	104,395,865	132,284,440	525,047
2021 (through 6/30)	273,726,294	322,809,068	2,170,340
Source: Respective exchanges.
The following chart shows the movements in the market price of bitcoin (also referred to as “spot” bitcoin, which is represented by the 4pm Coindesk Bitcoin Price Index) and bitcoin futures contracts for the period from January 1, 2018 through June 30, 2021. There can be no assurance that bitcoin futures contracts will successfully track the price of bitcoin over time or at any particular time in the future.

Forks and Air Drops. A “hard fork” of the Bitcoin network (or any other digital asset network) occurs when there is a disagreement among users and miners over modifications to the network, which are typically made through software upgrades and subsequently accepted or rejected through downloads or lack thereof of the relevant software upgrade by users. If less than a substantial majority of users and miners consent to a proposed modification, and the modification is not compatible with the software prior to its modification, a fork in the blockchain results, with one prong running the pre‑modified software and the other running the modified software. The effect of such a fork is the existence of two versions of the network running in parallel, yet lacking interchangeability. After a fork, holders of the original digital asset typically end up holding equal amounts of the original digital asset and the new digital asset.
For example, in August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a several-year dispute over how to increase transaction throughput.
A fork may also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run for any given digital asset. Such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the network while resisting community‑led efforts to merge the two chains, resulting in a permanent fork.
A hard fork can introduce new security risks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack. A fork in the Bitcoin network could adversely affect the Fund’s bitcoin-related investments.
In addition to forks, bitcoin (or any other digital asset) may become subject to a similar occurrence known as an “air drop.” In an air drop, the promoters of a new digital asset announce to holders of another digital asset that they will be entitled to claim a certain amount of the new digital asset for free simply by virtue of having held the original digital asset at a certain point in time leading up to the air drop. For example, in March 2017, the promoters of Stellar Lumens announced that anyone that owned bitcoin as of June 26, 2017 could claim, until August 27, 2017, a certain amount of Stellar Lumens.
Government Oversight. Regulatory guidance and the possibility of government action have been significant in shaping the evolution of the bitcoin market. A number of U.S. federal and state agencies and foreign governments and agencies have finalized or proposed rules or guidance, conducted investigations and issued subpoenas, engaged in successful prosecutions, and issued consumer advisories related to bitcoin and other digital assets. Continued government and agency actions are likely to continue to be significant to the development of the market and the price of bitcoin, as described in more detail under “Risks of Investing—Bitcoin Regulatory Risk.”
Bitcoin Futures Contracts
The Fund seeks to achieve the Target Exposure by purchasing bitcoin futures contracts. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of bitcoin futures contracts, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled bitcoin futures contracts traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying bitcoin futures contracts traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues. The Fund generally does not intend to close out, sell or redeem its futures contracts except (i) to meet redemptions or (ii) when a bitcoin futures contract is nearing expiration, at which point the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date in order to maintain its futures exposure. This is commonly referred to as “rolling”.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled bitcoin futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure.
The Fund expects to gain exposure to bitcoin futures contracts by investing in bitcoin futures contracts through the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Subsidiary Asset Cap”).
Pooled Investment Vehicles
The Fund intends to invest in pooled investment vehicles that invest directly or indirectly in bitcoin and are managed by unaffiliated third parties if such investments are available in the market and meet the Adviser's investment criteria. The Fund’s investments in such pooled investment vehicles will be subject to management fees and other expenses of such pooled investment vehicles, and the Fund will bear its pro rata share of such fees and expenses in addition to the other Fund fees and expenses described in this prospectus. Partly as a result of such fees and expenses, any pooled investment vehicles in which the Fund invests may at any time underperform or outperform relative to a direct investment in bitcoin (such underperformance or outperformance, “tracking error”). Such pooled investment vehicles may offer a variety of liquidity terms, including vehicles the interests in which do not trade in a secondary market but that offer redemption daily, weekly, monthly or quarterly, as well as vehicles that do not offer to redeem interests in such vehicles but the interests in which trade in a secondary market. Depending on the terms of the pooled investment vehicles in which it invests, there can be no assurance that a liquid market or other means of liquidation (such as redemption) will exist at the time the Fund would like to liquidate its investment in such vehicles, and as a result the Fund may not be able to liquidate its investments in such vehicles at the time or for the price that it would like, which could adversely affect the Fund’s performance. See “Risks of Investing — Pooled Investment Vehicle Risk” and “ — Illiquidity Risk” below.
Cash and Fixed Income Investments
In addition to the Fund’s bitcoin-related investments, the Fund expects to have significant holdings of Cash and Fixed Income Investments. The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s bitcoin futures contracts and to support the Fund’s use of leverage. Although the amount of Cash and Fixed Income Investments held by the Fund may change over time and will be determined primarily by the amount needed to seek to achieve or maintain the Target Exposure, the Fund intends, under normal circumstances, to invest at least 40% of its total assets in investment-grade fixed income investments that are Agency MBS, municipal debt securities or that are issued by foreign governments, supranational entities or corporations (with the remaining assets of the Fund invested in cash, cash equivalents, U.S. government securities and the Subsidiary). In addition, because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
Target Exposure, Borrowing and Leverage
Although the Fund seeks to maintain the Target Exposure to bitcoin, the maximum exposure to bitcoin that the Fund is able to achieve will be primarily determined by: (1) the Subsidiary Asset Cap, (2) the amount of exposure to bitcoin provided by the bitcoin futures contracts held by the Subsidiary, and (3) the availability and terms of pooled investment vehicles that invest in bitcoin. In addition, the Fund expects to periodically rebalance its positions in bitcoin-related investments in order to seek to achieve or maintain the Target Exposure or to maintain compliance with the Subsidiary Asset Cap, as applicable, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs.
In addition, the Fund’s actual exposure to bitcoin at any particular point in time may be less than the Target Exposure, and may be materially less. This could happen if the Fund’s FCMs or the exchange increase the amount of collateral the Fund is required to post to the point that the Fund is not able to purchase sufficient futures contracts to reach the Target Exposure or if the futures contracts held by the Subsidiary do not have sufficient exposure to bitcoin to reach the Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary. At any time at which the Fund’s exposure to bitcoin is less than the Target Exposure — i.e., less than 100% of the Fund’s net asset value — any changes in value of bitcoin will generally result in proportionally smaller changes in the Fund’s NAV. At any time at which the Fund’s exposure to bitcoin is greater than 100% of the Fund’s net asset value, any changes in value of bitcoin will generally result in proportionally larger changes in the Fund’s NAV. In addition, because the Fund does not invest directly in bitcoin, the Fund is exposed to futures basis and to tracking error, so any changes in value of bitcoin may result in proportionally smaller or larger changes in the value of the Fund’s bitcoin-related investments. As a result, there can be no assurance that changes in the value of the Fund resulting from the Fund’s investments will track changes in the value of bitcoin.
The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s bitcoin futures contracts will provide leverage to the extent they give the Fund exposure to an amount of underlying bitcoin with a greater value than the amount of collateral the Fund is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the National Futures Association.
The Fund’s investments in futures contracts and reverse repurchase agreements will be treated as “derivatives” under Rule 18f‑4 (“Rule 18f‑4”) under the 1940 Act. Rule 18f‑4 regulates the use of derivative instruments and certain related transactions by mutual funds. Pursuant to Rule 18f‑4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts and reverse repurchase agreements) is limited through a value‑at‑risk (“VaR”) test. Very generally, VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level. Rule 18f‑4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future may be subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked‑to‑market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions.
Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV, including the potential for greater losses than if the Fund owned its assets on an unleveraged basis. Leverage may help to offset the impact of negative futures basis in a rising market, but may cause the Fund to suffer greater losses than it otherwise would have in a falling market. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage.
Additional Information on the Fund’s Investments Generally
Illiquid Investments. The Board has delegated to the Adviser the responsibility for determining the liquidity of the Fund’s investments, which Stone Ridge carries out on a case‑by‑case basis based on procedures approved by the Board that set forth various factors relating to the Fund’s ability to dispose of such investments in an appropriate manner. Certain of the instruments in which the Fund invests may be treated as illiquid. The Board will monitor and periodically review liquidity determinations. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid investments, which may be difficult to value properly and may involve greater risks than liquid investments. For certain risks related to the Fund’s investments in illiquid instruments, see “Risks of Investing — Illiquidity Risk” below.
Subsidiary. Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiary. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board. The size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
Cash Management and Temporary Defensive Positions. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of instruments described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.
Changes to the Fund’s Investment Policies. The Fund’s investment objective and policies may be changed without notice to or approval by shareholders unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.”
Risks of Investing
Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors or clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk and may be considered a speculative investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
The Fund is subject to the principal risks described below, whether through its direct investments, investments by the Subsidiary or other pooled investment vehicles or the Fund’s derivatives positions. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Market and Volatility Risk. The value of certain of the Fund’s investments, including bitcoin-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors. Bitcoin has historically exhibited higher price volatility than more traditional asset classes; for example, during the period from December 17, 2017 to December 14, 2018, bitcoin experienced a decline of roughly 84%.
Some market observers have asserted that the bitcoin market is experiencing a “bubble” and have predicted that, in time, the value of bitcoin will fall to a fraction of its current value, or even to zero. Bitcoin has not been in existence long enough for market participants to assess these predictions with any precision, but if these observers are even partially correct, bitcoin may turn out to be substantially worthless, which would adversely affect the Fund’s bitcoin-related investments. In addition, momentum investing, which typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, is impacted by anticipated future appreciation in value, may have contributed, and may continue to contribute, to speculation regarding potential future appreciation in the value of bitcoin, inflating and making these prices more volatile. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation or depreciation in prices, which could adversely affect the price of bitcoin, and, in turn, the performance of the Fund’s bitcoin-related investments.
The value of bitcoin and, therefore, of the Fund’s bitcoin-related investments, could decline rapidly, including to zero. You should be prepared to lose your entire investment.
Passive Investment Risk. The Fund will generally hold its bitcoin-related investments during periods in which the value of bitcoin is flat or declining as well as during periods in which the value of bitcoin is rising, and the Adviser will generally not seek to change the Fund’s Target Exposure based on daily price changes. For example, if the Fund’s bitcoin-related investments are declining in value, the Fund generally will not close out, sell or redeem its positions except in order to meet redemption requests. As a result, any decrease in value of bitcoin is expected to result in a decrease in the Fund’s NAV. There can be no assurance that the Fund’s investments will appreciate in value at any time, or on average or over time.

Risks Related to the Bitcoin Market in General.
Bitcoin Adoption Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, the Bitcoin network faces significant obstacles to increasing the usage of bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund’s bitcoin-related investments to suffer losses.
The use of bitcoin to, among other things, buy and sell goods and services is part of a new and rapidly evolving industry that employs digital assets based upon computer-generated mathematical and/or cryptographic protocols. Bitcoin is a prominent, but not unique, part of this industry. The growth of this industry is subject to a high degree of uncertainty. The factors affecting the further development of this industry, include, but are not limited to:

•	continued worldwide growth or possible cessation or reversal in the adoption and use of bitcoin and other digital assets;

•
government and quasi-government regulation of bitcoin and other digital assets and their use, including taxation of bitcoin transactions, or restrictions on or regulation of access to and operation of the Bitcoin network and other digital asset networks;

•
changes in consumer demographics and public tastes and preferences, including the possibility that market participants may come to prefer other digital assets to bitcoin for a variety of reasons, including that such other digital currencies may have features (like different consensus mechanisms) or uses (like the ability to facilitate smart contracts) that bitcoin lacks;

•	the maintenance and development of the open-source software protocol of the Bitcoin network;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

•	the use of the networks supporting digital assets for developing smart contracts and distributed applications;

•	general economic conditions and the regulatory environment relating to digital assets; and

•	negative consumer or public perception of bitcoin specifically and other digital assets generally.
Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect the Fund’s bitcoin-related investments. Bitcoin is not currently a form of legal tender in the United States and has only recently become selectively accepted as a means of payment for goods and services by some retail and commercial outlets, and the use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions; process wire transfers to or from bitcoin trading venues, bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in bitcoin or providing bitcoin-related services. In addition, some taxing jurisdictions, including the U.S., treat the use of bitcoin as a medium of exchange for goods and services to be a taxable sale of bitcoin, which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value. See “ — Bitcoin Regulatory Risk — Bitcoin Tax Treatment Risk” below.
Conversely, a significant portion of bitcoin’s demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Use of bitcoin as a medium of exchange and payment method may always be low. A lack of expansion by bitcoin into retail and commercial markets, or a contraction of such use, may result in damage to the public perception of bitcoin and the utility of bitcoin as a payment system, as well as increased volatility or a reduction in the value of bitcoin, all of which could adversely impact the Fund’s bitcoin-related investments. There can be no assurance that such acceptance will grow, or not decline, in the future.
While bitcoin, the first widely used digital asset, and many other digital assets were created and mainly serve as a form of money, digital assets can be used to do more complicated things. Some digital assets were built specifically with more complex use cases in mind. For example, the Ethereum network was designed primarily to facilitate smart contracts, with the digital asset ether serving as the transactional mechanism for many portions of such contracts. Smart contracts are programs that automatically execute on a blockchain, allowing for a myriad of interesting applications to be built. It is possible that market demand for digital assets with use cases beyond serving as a form of money could over time reduce the market demand for bitcoin, which would adversely impact the price of bitcoin and, as a result, an investment in the Fund. Additionally, certain digital assets use non‑blockchain technologies, like Directed Acyclic Graph data structures, to maintain consensus. To the extent market participants come to prefer these other consensus mechanisms or digital assets that use non‑blockchain technology, the value of bitcoin, and therefore and therefore the Fund’s bitcoin-related investments, may be adversely affected.
Bitcoin Scaling Risk. The Bitcoin network faces significant scaling challenges. As of July 2017, bitcoin could handle, on average, five to seven transactions per second. For several years, participants in the Bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the Bitcoin network could handle. As of August 2017, the Bitcoin network was upgraded with a technical feature known as “segregated witness” that, among other things, would potentially approximately double the transactions per second that can be handled on‑chain. More importantly, segregated witness also enables so‑called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.
An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption as of January 2021. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries, among other questions.
As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. During the period from January 1, 2017 to January 31, 2021, average bitcoin transaction fees increased from $0.39 per transaction to $11.56 per transaction, with a high of $54.83 per transaction on December 12, 2017.
Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s bitcoin-related investments.
There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s bitcoin-related investments.
Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude in an anticompetitive manner to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the Bitcoin network. Mining occurs globally, and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely impact the attractiveness of the Bitcoin network and may adversely impact the Fund’s bitcoin-related investments.
Competition from Other Digital Assets Risk. Central banks have introduced digital forms of legal tender (CBDCs). China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as a form of legal tender in the issuing jurisdiction, could have an advantage in competing with, or replace, bitcoin and other digital assets as a medium of exchange or store of value. As a result, the value of bitcoin could decrease, which could adversely affect the Fund’s bitcoin-related investments.
Competing digital assets may adversely affect the value of bitcoin and the Fund’s bitcoin-related investments.
Promoters of other digital assets claim that those digital assets have solved certain of the purported drawbacks of the Bitcoin network, for example, allowing faster settlement times, reducing mining fees, or reducing electricity usage in connection with mining. If these digital assets are successful, such success could reduce demand for bitcoin and adversely affect the value of bitcoin and the Fund’s bitcoin-related investments.
Stablecoin Risk. While the Fund does not invest in stablecoins, it may nonetheless be exposed to the risks that stablecoins pose for the bitcoin market through its exposure to bitcoin. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past apparently impacted the price of bitcoin. Stablecoins are a relatively new phenomenon, and it is impossible to know all of the risks that they could pose to participants in the bitcoin market. In addition, some have argued that some stablecoins, particularly Tether, are improperly issued without sufficient backing in a way that could cause artificial rather than genuine demand for bitcoin, raising its price, and also argue that those associated with certain stablecoins are involved in laundering money. The New York Attorney General filed suit against Tether’s operators and its affiliates in 2019 in connection with some of these allegations. Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries, such as exchanges, that support stablecoins, could impact individuals’ willingness to trade on trading venues that rely on stablecoins and could impact the price of bitcoin, and in turn, the Fund’s bitcoin-related investments.
Open-Source Risk. The Bitcoin network operates based on open-source protocol maintained by a group of core developers. As the Bitcoin network protocol is not sold and its use does not generate revenue for development teams, core developers may not be directly compensated for maintaining and updating the Bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the Bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Bitcoin network and the Fund’s bitcoin-related investments may be adversely affected.

Bitcoin Corporate Governance Risk. Governance of decentralized networks, such as the Bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and a directed effort to overcome problems, especially long-term problems. Recently, a seemingly simple, technical issue has divided the bitcoin community: namely, whether to increase the block size of the blockchain or to implement another change to increase the scalability of bitcoin, known as “segregated witness,” and help it continue to grow. See “ — Bitcoin Scaling Risk.” Because the resolution of the scaling issue has taken several years, some have referred to it as a “governance crisis” for decentralized assets.
To the extent lack of clarity in corporate governance of bitcoin leads to ineffective decision-making that slows development and growth, the Fund’s bitcoin-related investments may be adversely affected.
Insufficient Mining Reward Risk. Miners generate revenue from both newly created bitcoin, known as the “block reward” and from fees taken upon verification of transactions. See “Investment Objective and Principal Investment Strategies — The Bitcoin Network.” If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. As of the date of this prospectus, the fixed reward for solving a new block on the Bitcoin network is 6.25 bitcoin per block, which decreased from 12.5 bitcoin in May 2020. It is estimated that it will halve again in about four years after the previous halving. This reduction may result in a reduction in the aggregate hash rate of the Bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the Bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin network more vulnerable to a malicious actor or botnet obtaining sufficient control to alter the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the Bitcoin network may adversely affect the Fund’s bitcoin-related investments.
Excluded Transactions Risk. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the Bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the bitcoin community have suspected that certain technologies (for example, before segregated witness was activated, ASICBoost), enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the Bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the Bitcoin network, which could adversely impact an investment in the Fund.
Blockchain “Fork” Risk. In August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process. Since then, bitcoin has been forked numerous times to launch new digital assets, such as bitcoin gold, bitcoin silver and bitcoin diamond. Additional hard forks of the Bitcoin blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s bitcoin-related investments.
Furthermore, a hard fork can introduce new security risks. For example, when Ethereum and Ethereum Classic split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued trading venues through at least October 2016. An exchange announced in July 2016 that it had lost 40,000 ether from the Ethereum Classic network, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack.
A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of bitcoin while resisting community‑led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ethereum and Ethereum Classic, as detailed above.
A fork in the Bitcoin network could adversely affect the Fund’s bitcoin-related investments. In the event of a hard fork of the Bitcoin network, the Adviser will determine which peer‑to‑peer network, among a group of incompatible forks of the Bitcoin network, is generally accepted as the Bitcoin network and should therefore be considered the appropriate network for purposes of the Fund’s bitcoin-related investments. There is no guarantee that the Adviser will choose the digital asset that is ultimately the most valuable fork or that futures contracts for the fork chosen by the Adviser will be available to trade, and the Adviser’s decision may adversely affect the value of Fund’s bitcoin-related investments as a result.
Bitcoin Cybersecurity Risk. If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal bitcoin held by others, which could negatively impact the demand for bitcoin and therefore adversely impact the price of bitcoin. In the past, flaws in the source code for bitcoin have been discovered, including those that resulted in the loss of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow malicious actors to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal bitcoin held by others, which could adversely affect the demand for bitcoin and therefore adversely impact the price of bitcoin. Even if the affected digital asset is not bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.
Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s bitcoin-related investments. The Bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the Bitcoin network. The Bitcoin network is secured by proof of work and depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on the Bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from being completed in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it could not generate new bitcoin units or transactions using such control. The malicious actor could “double-spend” its own bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the Bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the Bitcoin network.

Recently, some digital asset networks have been subject to malicious activity achieved through control over 50% of the processing power on the network. For example, during May and June 2014, mining pool GHash.IO’s processing power approached and during a twenty-four to forty-eight hour period, may have exceeded 50% of the processing power on the Bitcoin network. Although no malicious activity or abnormal transaction recording was observed at the time, the incident focused attention on the influence of mining pools. On May 24, 2018, it was reported that attackers compromised the Bitcoin Gold network in this manner and were successfully able to double-spend units of bitcoin gold in a series of transactions over the course of at least one week and in a total amount of at least $18 million. Other digital assets such as Verge, Monacoin and Electroneum have also recently suffered similar attacks. Although there have been no reports of such activity on the Bitcoin network, certain mining pools may have exceeded the 50% threshold on the Bitcoin network in the past. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of digital asset transactions, and this risk is heightened if over 50% of the processing power on the Bitcoin network falls within the jurisdiction of a single governmental authority. For example, it is believed that more than 50% of the processing power on the Bitcoin network is now or at one time was located in China. Because the Chinese government has subjected digital assets to heightened levels of scrutiny recently, forcing several digital asset trading venues to shut down, and has reportedly begun to place restrictions on mining activities, there is a risk that the Chinese government could also achieve control over more than 50% of the processing power on the Bitcoin network. To the extent that the Bitcoin ecosystem, including the core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the Bitcoin network will increase, which may adversely affect the Fund’s bitcoin-related investments. See “ — Bitcoin Regulatory Risk.”
Moreover, certain hardware providers may create hardware that collectively has majority power and the manufacturer could potentially exert control itself. For example, it was discovered that the mining machines produced by Bitmain contained backdoor code that would allow Bitmain to remotely shut down the mining machines. This vulnerability is colloquially referred to as the “Antbleed backdoor.” At worst, the Antbleed backdoor could have allowed Bitmain to shut off up to an estimated 70% of the global hash rate. Bitmain released an official response to the controversy claiming that the Antbleed backdoor had no malicious intent, and on April 28, 2017, the day following the discovery of the Antbleed backdoor, Bitmain released new source code and firmware upgrades for its mining hardware to remove the backdoor.
A malicious actor may also obtain control over the Bitcoin network through its influence over core or influential developers. For example, this could allow the malicious actor to stymie legitimate network development efforts or attempt to introduce malicious code to the network under the guise of a software improvement proposal by such a developer. To the extent that the Bitcoin ecosystem fails to attract a significant number of users, the possibility that a malicious actor may be able to obtain control of the processing power on the Bitcoin network in this manner will remain heightened.
Cancer nodes are computers that appear to be participating in the Bitcoin network, but that are not in fact connected to the network, which a malicious actor sets up to place users onto a separate network or disconnect them from the Bitcoin network. By using cancer nodes, a malicious actor can disconnect the target user from the bitcoin economy entirely by refusing to relay any blocks or transactions. Software programs have attempted to make these attacks more difficult by limiting the number of outbound connections through which users are able to connect to the Bitcoin network
Separate from the cybersecurity risks of the Bitcoin protocol, entities that custody or facilitate the transfers or trading of bitcoin have been frequent and successful targets of cybersecurity attacks, leading to significant theft of bitcoin.
If any of these exploitations or attacks occur, it could result in a significant theft of bitcoin and a loss of public confidence in bitcoin, which could lead to a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin-related investments.

Internet Disruption Risk. Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the Bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of bitcoin. In particular, some variants of digital assets have been subjected to a number of denial‑of‑service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional hard fork has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial‑of‑service attacks.
Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. Such an attack can be a very effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another to isolate portions of them from the remainder of the network, which could lead to a risk of the network allowing double-spending and other security issues. If BGP hijacking occurs on the Bitcoin network, participants may lose faith in the security of bitcoin, which could adversely affect bitcoin’s value and consequently the Fund’s bitcoin-related investments.
Any future attacks that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and on the Fund’s bitcoin-related investments.
Bitcoin Regulatory Risk. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset exchange market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the bitcoin and/or the ability of the Fund to continue to operate.
FinCEN requires any administrator or exchanger of convertible digital assets to register with FinCEN as a money transmitter and comply with the anti-money laundering regulations applicable to money transmitters. In 2017, FinCEN assessed a $110 million fine against BTC‑e, a now defunct digital asset exchange, for violating several requirements of the Bank Secrecy Act by acting as a money services business and selling the digital asset without registering with FinCEN, and by failing to implement and maintain an adequate anti-money laundering program. The requirement that exchangers that do business in the U.S. register with FinCEN and comply with anti-money laundering regulations may increase the cost of buying and selling bitcoin and therefore may adversely affect the price of bitcoin and the Fund’s bitcoin-related investments.
The Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (the “U.S. Treasury Department”) has added digital currency addresses to the list of Specially Designated Nationals whose assets are blocked, and with whom U.S. persons are generally prohibited from dealing. Such actions by OFAC, or by similar organizations in other jurisdictions, may introduce uncertainty in the market as to whether bitcoin that has been associated with such addresses in the past can be easily sold. This “tainted” bitcoin may trade at a substantial discount to untainted bitcoin. Reduced fungibility in the bitcoin markets may reduce the liquidity of bitcoin and therefore adversely affect their price.
Under regulations from the NYDFS, businesses involved in digital asset business activity for third parties in or involving New York, excluding merchants and consumers, are required to obtain a license, commonly known as a BitLicense, from the NYDFS and comply with anti-money laundering, cyber security, consumer protection, and financial and reporting requirements, among others. As an alternative to a BitLicense, a business can apply for a charter to become a limited purpose trust company under New York law qualified to engage in digital asset business activity. Other states have considered or approved digital asset business activity statutes or rules, passing, for example, regulations or guidance indicating that certain digital asset business activities constitute money transmission requiring licensure.

In an attempt to curtail inconsistent money transmitting licensure requirements across states that make it more difficult for businesses to provide services, the Uniform Law Commission passed a model law in July 2017, the Uniform Regulation of Virtual Currency Businesses Act, which has many similarities to the BitLicense and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. While the model legislation has been introduced in several states, it has not gained widespread adoption to date.
The transparency of blockchains has in the past facilitated investigations by law enforcement agencies. However, certain privacy-enhancing features have been or are expected to be introduced to a number of digital asset networks, and these features may provide law enforcement agencies with less visibility into transaction histories. Although no regulatory action has been taken to treat privacy-enhancing digital assets differently, this may change in the future.
Future Regulatory Action Risk. Current and future legislation, SEC and CFTC rulemaking, and other regulatory developments may impact the manner in which bitcoin is treated for classification and clearing purposes. In particular, certain transactions in bitcoin may be deemed to be commodity interests under the U.S. Commodity Exchange Act (the “CEA”), or bitcoin may be classified by the SEC as a “security” under U.S. or non‑U.S. securities laws. Public statements by senior officials at the SEC, including a June 2018 speech by the director of the SEC’s Division of Corporation Finance, indicate that such officials do not believe that bitcoin is a security. Such statements are not official policy statements by the SEC and reflect only the speaker’s views, which are not binding on the SEC or any other agency or court. If bitcoin is determined to be a “security” under U.S. federal or state securities laws by the SEC or any other agency, or in a proceeding in a court of law or otherwise, it may have material adverse consequences for bitcoin as a digital asset. In the face of such developments, the required registrations and compliance steps may result in extraordinary, nonrecurring expenses to any pooled investment vehicles in which the Fund invests that invest in bitcoin. If the manager of such a pooled investment vehicle decides to terminate the vehicle in response to the changed regulatory circumstances, the pooled investment vehicle may be dissolved or liquidated at a time that is disadvantageous to the Fund.
Further, while the SEC has not asserted regulatory authority over bitcoin or trading or ownership of bitcoin, it has commented on bitcoin and bitcoin-related market developments, and in 2021, SEC Chair Gensler has called for increased investor protections in digital asset markets. For example, in the SEC’s recent review of proposed rule changes to list and trade shares of certain bitcoin-related investment vehicles on public markets, the SEC staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the potential for market manipulation and fraud.
The CFTC has regulatory jurisdiction over the bitcoin futures markets. In addition, bitcoin’s status as a “commodity” under the CEA and the rules thereunder means that the CFTC can exercise its anti-fraud and anti-manipulation authority over bitcoin transactions. However, beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving bitcoin that do not utilize collateral, leverage, or financing. An expansion of the CFTC’s jurisdiction over bitcoin transactions may adversely affect the Fund’s bitcoin-related investments.
Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Russia, Israel, Poland, India and Canada. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including bitcoin. The effect of any existing regulation or future regulatory change on pooled investment vehicles in which the Fund invests, or on bitcoin itself, is impossible to predict, but such change could be substantial and adverse to the Fund’s bitcoin-related investments. Various foreign jurisdictions have adopted, and may continue to adopt in the near future, laws, regulations or directives that affect bitcoin, particularly with respect to bitcoin exchanges, trading venues and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of bitcoin and, in turn, the performance of the Fund’s bitcoin-related investments.
There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell bitcoin and bitcoin futures. Similarly, future regulatory changes could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate as planned.
Bitcoin Tax Treatment Risk. Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off‑blockchain transactions), which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value.
A number of states have issued their own guidance regarding the tax treatment of certain digital assets for state income or sales tax purposes. The New York State Department of Taxation and Finance (“NYSDTF”), for example, has issued guidance regarding the application of state tax law to virtual currency. The agency determined that New York State would follow IRS guidance with respect to the treatment of virtual currency for state income tax purposes. Furthermore, the NYSDTF concluded that virtual currency is a form of “intangible property,” meaning that transactions using virtual currency to purchase goods or services may be subject to state sales tax under barter transaction treatment. Where a state adopts a different treatment, such treatment may have negative consequences for investors in digital assets, including the potential imposition of a greater tax burden on investors in digital assets or the potential imposition of greater costs on the acquisition and disposition of digital assets. In either case, such different tax treatment may potentially have a negative effect on the price of bitcoin and on the Fund’s bitcoin-related investments.
Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end‑users to hold and transfer bitcoin may adversely affect the Fund’s bitcoin-related investments. Additionally, a meritorious intellectual property claim could prevent end‑users from accessing, holding, or transferring bitcoin, which could force the liquidation of the bitcoin holdings of any pooled investment vehicle in which the Fund invests. As a result, an intellectual property claim against large bitcoin participants could adversely affect the Fund’s bitcoin-related investments.
Bitcoin Trading Venues Operational Risk. Venues through which bitcoin trades are relatively new. Bitcoin trading venues are generally subject to different regulatory requirements than venues for trading more traditional assets, and may be subject to limited or no regulation, especially outside the U.S. Furthermore, many such trading venues, including exchanges and over‑the‑counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of bitcoin for fiat currency difficult or impossible. Participation in bitcoin trading on some venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account, which could discourage trading on those venues.

Over the past several years, a number of bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. While smaller trading venues are less likely to have the infrastructure and capitalization that make larger trading venues more stable, larger trading venues are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, valued then at over $450 million.
In January 2015, Bitstamp announced that approximately 19,000 bitcoin had been stolen from its operational or “hot” wallets. In August 2016, it was reported that almost 120,000 bitcoin worth around $78 million were stolen from Bitfinex, a large bitcoin exchange. The value of bitcoin immediately decreased by more than 10% following reports of the theft at Bitfinex. In addition, in December 2017, Yapian, the operator of Seoul-based digital asset exchange Youbit, suspended digital asset trading and filed for bankruptcy following a hack that resulted in a loss of 17% of Yapian’s assets. Following the hack, Youbit users were allowed to withdraw approximately 75% of the digital assets in their exchange accounts, with any potential further distributions to be made following Yapian’s pending bankruptcy proceedings. In January 2018, Japan-based exchange Coincheck reported that over $500 million worth of the digital asset NEM had been lost due to hacking attacks, resulting in significant decreases in the prices of bitcoin, ether and other digital assets as the market grew increasingly concerned about the security of digital assets. Following South Korean-based exchange Coinrail’s announcement in early June 2018 about a hacking incident, the price of bitcoin and ether dropped more than 10%. In September 2018, Japan-based exchange Zaif announced that approximately $60 million worth of digital assets, including bitcoin, was stolen due to hacking activities.
Bitcoin trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers to the same extent that regulated securities exchanges or futures exchanges are required to do so.
Some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain bitcoin exchanges. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.
Additionally, operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.
Bitcoin Fund Approval Risk. There have been a growing number of attempts to list on national securities exchanges the shares of funds that hold bitcoin or that have exposure to bitcoin through derivatives. These investment vehicles attempt to provide institutional and retail investors exposure to markets for digital assets including bitcoin and related products. The SEC has repeatedly denied such requests of funds that have attempted to list their shares on exchanges. On January 18, 2018, the SEC’s Division of Investment Management outlined several questions that sponsors would be expected to address before it would consider granting approval for funds holding “substantial amounts” of digital assets or “cryptocurrency-related products.” The questions, which focus on specific requirements of the 1940 Act, generally fall into one of five key areas: valuation, liquidity, custody, arbitrage and potential manipulation. If sponsors of these funds are eventually successful in listing such products, exchange-listed digital asset fund shares would create more opportunities for institutional and retail investors to invest in bitcoin. Alternatively, if exchange-listed digital asset funds continue to be denied SEC approval, increased investment interest by institutional or retail investors could fail to materialize, which could reduce the demand for bitcoin and therefore adversely affect the Fund’s bitcoin-related investments.

Political or Economic Crisis Risk. As an alternative to fiat currencies that are backed by central governments, bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of bitcoin, either globally or locally. Large-scale sales of bitcoin would result in a reduction in its price and adversely affect the Fund’s bitcoin-related investments.
Large Scale Bitcoin Sale Risk. There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of bitcoin from selling bitcoin it holds. To the extent such large holders of bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of bitcoin and adversely affect an investment in the Fund. For example, in March 2018, it was reported that the trustee overseeing the bankruptcy of the Mt. Gox exchange had sold roughly $400 million worth of bitcoin and bitcoin cash belonging to the Mt. Gox bankruptcy estate. While the trustee has publicly stated that the sale was conducted in a manner that would avoid affecting the market price, others have speculated that corresponding reductions in the trading price of bitcoin were a result of these large sales. A significant quantity of bitcoin and bitcoin cash remain in the Mt. Gox bankruptcy estate, and the process for selling the estate’s remaining bitcoin and bitcoin cash has not yet been determined. Further large-scale sales or distributions, either by the Mt. Gox bankruptcy estate or other entities with substantial holdings, could result in selling pressure that may reduce the price of bitcoin and adversely affect the Fund’s bitcoin-related investments.
Bitcoin Futures Contract Risk. Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of bitcoin as the underlying reference asset. As discussed above under “Investment Objective and Principal Investment Strategies — Bitcoin Futures Contracts,” futures contracts exhibit “futures basis.” A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, possibly substantially and for extended periods of time, and therefore it may be more difficult for the Fund to maintain the Target Exposure. There can also be no guarantee that there will be a correlation between price movements in bitcoin futures contracts and in the price of bitcoin.
The underlying cash or spot markets for bitcoin are generally not regulated by the SEC or the CFTC. Underlying bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules that are as stringent as those to which national securities exchanges and futures exchanges are subject. Because of these factors, bitcoin markets may be more susceptible to fraud and manipulation, which could adversely affect the price of bitcoin and thereby the Fund’s investment in bitcoin futures.
The use of bitcoin futures contracts also involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment. Bitcoin futures contracts involve inherent leverage, and a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund incurs costs in connection with opening and closing futures contracts, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit (which may prevent the Fund from rebalancing its futures contracts on that day). If the Fund is unable to trade its bitcoin futures contracts, it will be unable to rebalance its exposure to the price of bitcoin if it deviates from the Target Exposure, which means that the Fund’s actual exposure to the price of bitcoin could differ from the Target Exposure, and during such times the Fund’s exposure may be less than 100%, or greater than 125%, of the Fund’s net assets, potentially by significant amounts and/or for significant periods of time. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. The Fund would remain obligated to meet collateral requirements until the position is closed.
When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. Historically, bitcoin futures contracts with a longer term to expiration have been priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund may sell the expiring bitcoin futures at a lower price and buy a longer-dated bitcoin futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). Bitcoin futures contracts roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis, which combined with the relatively small size of the bitcoin futures market, may cause the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in some other types of futures contracts. In addition, bitcoin futures contracts may experience high price volatility. Exchange-specified collateral requirements for bitcoin futures contracts is substantially higher than for most other futures contracts, and may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, FCMs may require collateral beyond the exchange’s minimum requirement. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
The market for the bitcoin futures contracts held by the Fund is still developing and may be subject to periods of illiquidity. During such times, it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. The Fund may experience losses, which could be significant, if it is not able to close out a futures position due to a lack of liquidity. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.
The Fund’s use of bitcoin futures contracts is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.
The Fund and the Subsidiary are commodity pools under the CEA, and the Adviser is registered as a CPO under the CEA with respect to the Fund and the Subsidiary. As a result, certain CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and the CFTC. The CFTC and exchanges have established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular futures contracts. Under current regulations, certain other accounts are required to be aggregated with the positions held by the Fund for position limit purposes. In addition, the Adviser and its affiliates may trade for their own account and the accounts of their personnel. This trading could preclude additional trading in such contracts by the Adviser for the account of the Fund.
When the Fund enters into bitcoin futures transactions, it will be required to post collateral, or “initial margin,” to secure its payment obligations. As the bitcoin futures contract is marked‑to‑market (that is, its value is adjusted to reflect changes in its market value), the Fund will be required to pay or will receive collateral, called “variation margin,” periodically during the term of the bitcoin futures contract depending on changes in value of the contract. In connection with entering into bitcoin futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All bitcoin futures contracts in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.
In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to cleared futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.
Credit risk of market participants with respect to futures contracts is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted or what impact an insolvency of a clearinghouse would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Government regulation in the U.S. and various other jurisdictions of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of futures transactions, for example, by making futures contracts no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. For example, the Fund’s investments in futures contracts will be treated as “derivatives” under Rule 18f‑4. Pursuant to Rule 18f‑4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts) is limited through a VaR test. Rule 18f‑4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.
The NAV of the Fund includes, in part, any unrealized profits or losses on an open bitcoin futures contract. The Fund’s investments may be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Shareholder Information — How Fund Share Prices are Calculated”) below. Due to the potential for trading halts with respect to bitcoin futures contracts (including as a result of forks or the triggering of the futures exchange circuit breaker), as well as bitcoin’s historically higher volatility relative to traditional asset classes, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that do not invest in bitcoin futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment.
By investing through the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the

Fund. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to them. Changes in the laws of the United States, the Cayman Islands and/or other non‑U.S. jurisdictions could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
Pooled Investment Vehicle Risk. The Fund’s investments in pooled investment vehicles that invest in bitcoin are subject to the bitcoin-related risks described herein. In addition, such pooled investment vehicles are subject to risk with respect to the custody of their bitcoin holdings. If a vehicle’s bitcoin custodian’s internal procedures and controls are inadequate to safeguard the vehicle’s bitcoin holdings, and the pooled investment vehicle’s private key(s) is (are) lost, destroyed or otherwise compromised and no backup is accessible, the vehicle will be unable to access its bitcoin, which could adversely affect the Fund’s investment in the vehicle. In addition, if a pooled investment vehicle’s private key(s) is (are) misappropriated and the vehicle’s bitcoin holdings are stolen, including from or by the pooled investment vehicle’s custodian, the vehicle could lose some or all of its bitcoin holdings, which could adversely impact the Fund’s investment in the pooled investment vehicle.
Furthermore, investors in a pooled investment vehicle generally have no right or power to take part in the management of the vehicle and entrust all aspects of the management of the vehicle to the general partner or manager, who may face certain conflicts of interest between investors in the pooled investment vehicle (such as the Fund) and its own interest, and no assurance can be given that the general partner or manager will act in the best interest of investors in the pooled investment vehicle or be successful in achieving the pooled investment vehicle’s investment objective. This risk is heightened for private pooled investment vehicles that invest in bitcoin, the securities of which are generally not registered under the 1940 Act, the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and the adviser of which may not be required to be registered under the Investment Advisers Act of 1940, as amended, and therefore investors (like the Fund) in such pooled investment vehicles will not benefit from the protections and restrictions of such laws.
The Fund’s investments in pooled investment vehicles will be subject to management fees and other expenses of such pooled investment vehicles, and the Fund will bear its pro rata share of such fees and expenses in addition to the other Fund fees and expenses described in this prospectus. Partly as a result of such fees and expenses, any pooled investment vehicles in which the Fund invests may experience tracking error relative to a direct investment in bitcoin, which could adversely affect the Fund’s performance.
Income generated from the Fund’s investments in pooled investment vehicles could cause the Fund to fail to qualify for treatment as a RIC under the Code, which would result in adverse tax consequence for the Fund and its shareholders. See “—Tax Risk” below.
Target Exposure and Rebalancing Risk. Although the Fund seeks to achieve and maintain exposure to bitcoin equal to the Target Exposure, it is possible in certain circumstances that the Fund may not succeed in achieving or maintaining this exposure, possibly maintaining substantially lower exposure for extended periods of time. This could happen if the Fund’s FCMs or the exchange increase the amount of collateral the Fund is required to post to the point that the Fund is not able to purchase sufficient futures contracts to reach the Target Exposure or if the futures contracts held by the Subsidiary do not have sufficient exposure to bitcoin to reach the Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary.
There can be no assurance that the Fund’s FCM(s) or the exchange will not increase the amount of collateral the Fund is required to post, thereby causing the Fund to reduce its exposure to bitcoin.
In order to seek to achieve and maintain exposure the Target Exposure of 100% to 125%, the Fund will need to periodically rebalance its positions in bitcoin-related investments. This rebalancing means that returns of the Fund will not compound to the same extent as, and may deviate substantially from, the returns from holding an amount of bitcoin equal to the Target Exposure directly. The magnitude and direction of this effect is impossible to predict and is highly dependent on the path of bitcoin price movements and the timing of rebalancing. For instance, if the Fund’s exposure to bitcoin is less than the Target Exposure, then if the price of bitcoin increases steadily over time, it is likely that the Fund’s bitcoin-related investments will underperform a direct investment in an equivalent amount of bitcoin. Other things being equal, more significant movements, up or down, will require more significant adjustments to the bitcoin-related investments. Because of this, it is possible that the Fund’s actual exposure to bitcoin will deviate from the Target Exposure during periods of time when the price of bitcoin or bitcoin futures contracts is volatile. These risks are particularly acute for the Fund due to the high degree of volatility in bitcoin prices.
In addition, the volatility of the price of bitcoin also makes it more likely that the futures exchange circuit breaker will be triggered, which could restrict the liquidity of the bitcoin futures contract market, preventing the Fund from trading its bitcoin futures contracts at the time or price it would like, and potentially causing the price of such contracts to deviate substantially from the price of bitcoin. If the Fund is unable to trade its bitcoin futures contracts, it will be unable to rebalance its exposure to the price of bitcoin if it deviates from the Target Exposure, which means that the Fund’s actual exposure to the price of bitcoin could differ from the Target Exposure, and during such times the Fund’s exposure may be less than 100%, or greater than 125%, of the Fund’s net assets, potentially by significant amounts and/or for significant periods of time. To the extent that the Fund’s exposure exceeds 125% of the Fund’s net assets, the Fund’s leverage risk will be increased, and the effects of leverage will be compounded. See “ —Borrowing and Leverage Risk” below.
The time and manner in which the Fund rebalances its bitcoin-related investments may vary at the discretion of the Adviser depending on market conditions and other circumstances.
The ability of the Fund to maintain its target portfolio is highly dependent on its ability to obtain economic leverage through transactions such as reverse repurchase transactions or other forms of financing, as well as its ability to obtain sufficient exposure to bitcoin to achieve the Target Exposure, as described above under “Investment Objective and Principal Investment Strategies—Target Exposure, Borrowing and Leverage.” Although the Fund intends to seek this leverage from various financial institutions and FCMs, there can be no assurance that these parties will provide or continue to provide leverage to the Fund in the future on acceptable terms, or at all. If these parties cease to provide the Fund with this leverage, the Fund will be forced to reduce its exposure to bitcoin futures contracts.
Tracking Error Risk. There are several factors that may cause the returns of the Fund to differ substantially from the returns from holding an amount of bitcoin equal to the Target Exposure directly. First, the Fund may fail to achieve the Target Exposure to bitcoin, as described under “—Target Exposure and Rebalancing Risk” above.
Second, with respect to bitcoin futures contracts, if a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, possibly substantially and for extended periods of time.
Third, for the reasons discussed above under “Investment Objective and Principal Investment Strategies,” the Fund will hold Cash and Fixed Income Investments. Although the Adviser expects the value of the Cash and Fixed Income Investments to be significantly less volatile than the value of the Fund’s bitcoin-related investments, changes in the value of the Cash and Fixed Income Investments will impact the Fund’s NAV. This means, for example, that it is possible that an increase in the price of bitcoin could fail to result in an increase in the Fund’s NAV if it is offset by a decrease in the value of the Fund’s Cash and Fixed Income Investments.
Fourth, the pooled investment vehicles in which the Fund invests may experience tracking error relative to a direct investment in bitcoin. See “—Pooled Investment Vehicle Risk” above.
Finally, for cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio investments or to meet anticipated redemptions of its shares. To the extent the Fund invests in these securities, it might not achieve its investment objective. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. To the extent the Fund makes temporary or defensive investments in cash or cash equivalents, it might not achieve its investment objective.
The Fund may invest in money market funds, which are subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds.
Borrowing and Leverage Risk. The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. Therefore, the Fund is subject to leverage risk. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV, including the potential for greater losses than if the Fund owned its assets on an unleveraged basis. Leverage may help to offset the impact of negative futures basis in a rising market, but may cause the Fund to suffer greater losses than it otherwise would have in a falling market. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage.
Borrowing gives rise to interest expense and may require the Fund to pay other fees. The costs of borrowing will reduce the Fund’s return. If the Fund’s costs of borrowing exceed the return the Fund earns on the investments made using the proceeds of the Fund’s borrowings, the Fund’s borrowing activity may result in a loss to the Fund even if the rate of return on those investments is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. Market conditions may unfavorably impact the Fund’s or its Subsidiary’s ability to secure borrowings on favorable or commercially feasible terms.
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets (including such indebtedness). To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of investments when such disposition might not otherwise be desirable. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. There can be no assurances that the Fund’s use of leverage will be successful.
Reverse Repurchase Agreement Risk. The reverse repurchase agreements the Fund may enter into involve substantial risk. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.
The Fund may enter into reverse repurchase agreements that are traded on an exchange, as well as reverse repurchase agreements that are traded over the counter. Over‑the‑counter (“OTC”) reverse repurchase agreements may be standardized or have customized features and may have limited or no liquidity. The Fund’s reverse repurchase agreements may be centrally cleared or settled bilaterally directly with a counterparty. The Fund incurs costs in connection with opening and closing reverse repurchase agreements.
The Fund’s use of reverse repurchase agreements exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. Some reverse repurchase agreements can be closed only with the consent of the other party to the agreement. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to, or may be significantly delayed in its ability to, enforce them. The Fund may invest in reverse repurchase agreements with a limited number of counterparties, or a single counterparty, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each reverse repurchase agreement is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under reverse repurchase agreements, or those payments may be delayed or made only after the Fund has incurred the costs of litigation. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.
The Fund’s investments in reverse repurchase agreements will be treated as “derivatives” in connection with the Fund’s compliance with Rule 18f‑4. Pursuant to Rule 18f‑4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of reverse repurchase agreements) is limited through a VaR test. Rule 18f‑4 may restrict the Fund’s ability to enter into reverse repurchase agreements and/or increase the costs of such reverse repurchase agreements, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.
Illiquidity Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. This risk is enhanced for bitcoin futures contracts, which are relatively new—bitcoin futures contracts commenced trading on the Chicago Mercantile Exchange in December 2017—and the market for which is still developing. Bitcoin futures markets have lower trading volumes relative to some other futures markets. Bitcoin futures contract trading volume, and therefore liquidity, may decline in the future. In addition, even if bitcoin futures contract volumes remain constant or increase, liquidity may decrease at certain times if the demand for bitcoin futures contracts outstrips the supply. If other market participants who invest in bitcoin futures contracts, including other funds with similar strategies, were to attempt to close out their positions at the same time as the Fund (for example, when the Fund is closing out positions to meet redemption requests), there may not be sufficient liquidity in the bitcoin futures market for the Fund to close out its positions at the time or for the price it would like, which would adversely affect an investment in the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.
Depending on the terms of the pooled investment vehicles in which the Fund invests, there can be no assurance that a liquid market or other means of liquidation (such as redemption) will exist at the time the Fund would like to liquidate its investment in such vehicles, and as a result the Fund may not be able to liquidate its investments in such vehicles at the time or for the price that it would like, which could adversely affect the Fund’s performance.
Certain of the Fund’s investments may be treated as illiquid. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities.

Debt Investing Risk. The values of debt securities to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero‑coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.
Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. To the extent the U.S. Federal Reserve raises interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.
The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.
If interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
The issuer of a debt security may repay all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre‑paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
Specific types of debt securities in which the Fund may invest give rise to the following additional risks:
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.
Mortgage-Backed Securities Risk. The Fund’s investments in Agency MBS may involve risks that differ from or are greater than risks associated with other types of investments. The rate of pre‑payments on underlying mortgages will affect the price and volatility of an Agency MBS and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. For example, the COVID‑19 pandemic has impacted the rate of loan modification, forbearance and other forms of relief that may extend the effective duration of a mortgage-backed security.
Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Agency MBS can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Agency MBS, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Agency MBS backed by adjustable rate mortgages may have increased risks of delinquency or default on the mortgage loan and in turn, losses on the Agency MBS into which that loan has been bundled.
The Agency MBS in which the Fund invests are also subject to risks associated with their structure and the nature of the underlying mortgages and the servicing of those mortgages; for this reason, many of the other risks described herein are relevant to the mortgage-backed securities to which the Fund has exposure. There is risk that the underlying debt securities will default. In the event of default, the holder of an Agency MBS may not have a security interest in the underlying collateral, and even if such a security interest exists, the recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. For example, the COVID‑19 pandemic has impacted, and is likely to continue to impact, loan repayment and default rates. The risks and returns for investors like the Fund in Agency MBS depend on the tranche in which the investor holds an interest. Many Agency MBS in which the Fund invests may be difficult to value and may be deemed illiquid. The Fund’s investment in Agency MBS may have the effect of magnifying the Fund’s exposure to changes in the value of the underlying mortgages and may also result in increased volatility in the Fund’s NAV, including the potential for greater losses, than if the Fund owned the underlying mortgages directly. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to Agency MBS. Any mishandling of related documentation by a servicer may also affect the rights of the security holders in and to the underlying collateral.
Municipal Debt Securities Risk. Investing in the municipal debt securities market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal debt securities in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal debt securities may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable debt securities. The secondary market for municipal debt securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal debt securities at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer.

Issuers of municipal debt securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal debt securities in the same manner. The Fund will be particularly subject to these risks to the extent that it focuses its investments in municipal bonds in a particular state or geographic region.
Municipal debt securities are also subject to interest rate, credit, and illiquidity risk, which are discussed generally elsewhere in this prospectus and elaborated upon below. The municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements (in the near‑to mid‑term), unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent the Fund invests in lower quality or high yield municipal debt securities, it may be more sensitive to the adverse credit events in the municipal debt securities market. Liquidity may sometimes be impaired in the municipal debt securities market, and the Fund may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, municipal debt securities could be deemed more volatile investments.
Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations makes the Fund vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If this occurs, the Fund may have limited (or no) legal recourse against the obligor.
Non‑Diversification Risk. The Fund is classified as a “non‑diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.
Portfolio Turnover Risk. The Fund’s portfolio turnover and frequent trading of futures contracts may result in higher transaction costs than if the Fund traded less frequently. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund expects to engage in portfolio turnover in response to shareholder purchases, to meet redemption requests and to rebalance the size of the Subsidiary to comply with the Subsidiary Asset Cap due to changes in the price of bitcoin futures contracts. Depending on the level of shareholder purchase and redemption activity and changes in the price of bitcoin futures contracts, the Fund may have significant portfolio turnover, potentially in excess of 100%. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. In addition, although the Fund’s trading of futures contracts is not included in the calculation of portfolio turnover, the Fund’s active and frequent trading of futures contract swill result in transaction costs to the Fund.
Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision. In addition, there can be no assurance that the Fund will be able to implement its investment strategy and investment approach or achieve its investment objective.
Tax Risk. The Fund currently intends to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. In addition, the ability of the Fund to invest in pooled investment vehicles may be subject to limitations in order to enable the Fund to maintain its status as a RIC under Subchapter M of Chapter 1 of the Code. Income generated from such pooled investment vehicles could also cause the Fund to fail to qualify for treatment as a RIC under the Code.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to shareholders as dividends.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information. The holdings of the Fund are disclosed quarterly in filings with the Commission on Form N‑PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N‑CSR as of the second and fourth quarters of the Fund’s fiscal year. The Fund’s fiscal year ends on October 31. You can find the Commission filings on the Commission’s website, www.sec.gov.
MANAGEMENT AND ORGANIZATION
Investment Adviser
Stone Ridge is the Fund’s investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 510 Madison Avenue, 21st Floor, New York, New York 10022. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund. As of May 31, 2021, the Adviser’s assets under management were approximately $12 billion.
In return for providing management services to the Fund, the Fund pays the Adviser an annual fee.
A discussion regarding the basis of the Board’s approval of the investment advisory contract between Stone Ridge Trust, on behalf of the Fund, and the Adviser will be available in the Fund’s first annual or semi-annual report to shareholders, as applicable, which is expected to be the annual report for the period ended October 31, 2021.

Portfolio Managers
Paul Germain, Li Song, and Allen Steere are the Portfolio Managers of the Fund. Mr. Germain, Mr. Song, and Mr. Steere have been Portfolio Managers since the Fund’s inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies advised by the Adviser.
Paul Germain, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Song and Mr. Steere. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).
Li Song, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Germain and Mr. Steere. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and M.A. in Statistics from Columbia University and his B.S. in Mathematics at the University of Science and Technology of China.
Allen Steere, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Germain and Mr. Song. Prior to joining Stone Ridge in 2015, Mr. Steere was a single stock equity derivatives trader at BNP Paribas from 2009 to 2015. Mr. Steere received his BS in Psychology from Ohio Wesleyan University.
Additional Information Regarding the Adviser and Portfolio Managers
The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609‑3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.
Distributor, Administrator and Transfer Agent
ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s distributor (the “Distributor”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the Transfer Agent for its services.
SHAREHOLDER INFORMATION
Fund Closings
The Fund may close at any time to new investments and, during such closings, the Fund may choose to permit only the reinvestment of dividends by existing shareholders, or it may choose to prohibit such reinvestment. The Fund may re‑open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to redeem their shares, as described below.
How Fund Share Prices Are Calculated
The NAV per share of the Fund’s Class I shares and Class M shares is determined by dividing the total value of the applicable class’s proportionate interest in the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends) allocable to that class, by the total number of shares of that class outstanding. While the assets of each of Class I shares and Class M shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I shares and Class M shares have different expenses. The Fund’s shares are typically valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current NAV per share of the Fund’s classes may be obtained by contacting the Transfer Agent by telephone at (855) 609‑3680.
In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.
The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures, including fair value determinations made on behalf of the Board.
Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:
Reverse repurchase agreements, non‑prime money market funds and cash sweep programs are generally valued at amortized cost.
Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.
For investments in investment companies, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Exchange-traded derivatives, such as futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.
Non‑exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

[1]
The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
INVESTING IN THE FUND
The Fund offers two classes of shares — Class I shares and Class M shares. This prospectus describes the Class I shares and Class M shares of the Fund.
Eligibility to Buy Class I and Class M Shares
Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase shares. Each Class of shares is subject to the investment minimums described below.
Investment Minimums
Class I Shares
The minimum initial investment is $500,000.
Class M Shares
The minimum initial investment is $2,500.
These minimums may be waived or reduced in certain circumstances, and they may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments.
Other Policies
No Certificates
The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

Involuntary Redemptions
The Fund reserves the right to redeem an account if the value of the shares in the Fund is $1,000 or less for any reason, including market fluctuation. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.
In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. The Fund may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment.
HOW TO BUY CLASS I AND CLASS M SHARES
How to Buy Shares
The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.
Investors may purchase the Fund’s Class I shares and Class M shares directly from the Transfer Agent by calling (855) 609‑3680.
All investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares.
Purchase through a financial intermediary does not affect these eligibility requirements or those set out in “Investing in the Fund,” above.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements.
A purchase of the Fund’s Class I shares and Class M shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. The Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.
Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of Stone Ridge Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.
If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
HOW TO REDEEM CLASS I AND CLASS M SHARES
Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. The Fund is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors holding Fund shares directly through the Transfer Agent who desire to redeem shares of the Fund must first contact the Adviser at (855) 609‑3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of the Fund’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.
The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Class I Shares and Class M Shares” above. Certificates for shares are not issued.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Commission orders the Fund to suspend redemptions or delay payment of redemption proceeds.
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last seven days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although the Fund generally intends to pay cash for all shares redeemed using cash held by the Fund or generated by the Fund through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, the Fund reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where the Fund uses assets other than cash for redemption payments, the value of the non‑cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.
You can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.
Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.
The Fund and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.
Dividend Reinvestment Plan
Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, into the relevant share class or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.
For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609‑3680 or contact your financial intermediary.
Distributions and Federal Income Tax Matters
This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax‑deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local, or foreign tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund currently intends to elect and qualify to be treated as a RIC. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.
The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or change in law might affect the Fund’s ability to qualify for such treatment. Because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to shareholders as dividends. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.
The Fund invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.
The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which may decrease the Fund’s return on those securities.
In addition, the Fund’s investments in debt instruments, digital assets, foreign securities, foreign currencies and derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.
The Fund currently intends to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per‑share basis. As a result, on the ex‑dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (the excess of net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any will be taxed to individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, redemption, or exchange of Fund shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund shares.
A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, we will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.
Distributions are taxable to you in the manner described herein even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.
Any gain or loss resulting from the sale or exchange of your shares generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
Investments through tax‑qualified retirement plans and other tax‑advantaged investors are generally not subject to current federal income tax.
In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.
Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.
The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

Frequent Purchases and Sales of Fund Shares
The Fund is currently intended for long-term investment purposes. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. The Fund will not knowingly permit shareholders to market time or excessively trade the Fund to the detriment of the long-term shareholders.
The Fund has adopted procedures that are reasonably designed to detect and prevent frequent trading activity that could be harmful to the Fund (the “Procedures”), which include (1) fair valuation of non‑U.S. securities, where appropriate and (2) periodic surveillance of shareholder trading activity and inquiry as to the nature of the trading activity when appropriate.
With respect to the periodic surveillance of shareholder trading activity, the Adviser monitors trading in the Fund’s shares in an effort to identify trading patterns that appear to indicate market timing or abusive trading practices, to the extent reasonably practicable. In making such a judgement, the Adviser may consider the size of the trades, the frequency and pattern of trades and other factors considered relevant.
If the Adviser determines that the trading history of an account appears to indicate market timing or abusive trading practices, the Fund will provide notice to the shareholder or the applicable financial intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or redemptions of shares for the account. If the trading history of an omnibus account appears to indicate the possibility of market timing or abusive trading practices, the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c‑2 under the 1940 Act in order to make such a determination.
Some financial intermediaries through which shares of the Fund are distributed submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, the Adviser’s ability to detect and prevent frequent trading is limited. In determining the frequency with which the Adviser will seek shareholder transaction information from a financial intermediary, the Adviser will consider (1) whether or not a Fund imposes a redemption fee, (2) a Fund’s trading history (e.g., a history of abnormally large inflows or outflows that may indicate the existence of frequent trading), (3) the risks that frequent trading poses to the Fund and its shareholders in light of the nature of the Fund’s investment program, including its typical cash positions and whether its valuation policies mitigate the risks associated with abusive trading practices, (4) the risks to the Fund and its shareholders in light of the size of the transactions relative to the amount of the Fund’s assets or the volume of the Fund’s subscriptions and redemptions through a financial intermediary and (5) such other factors as are deemed relevant or appropriate under the circumstances.
Although the Procedures are designed to deter frequent trading, none of these measures alone, nor taken together, eliminates the possibility that frequent trading will occur in the Fund, particularly with respect to trades placed by shareholders who invest in the Fund through omnibus accounts maintained by financial intermediaries. It is understood that it may not be possible to identify and monitor all accounts controlled by a potential frequent trader.
DISTRIBUTION ARRANGEMENTS
Distribution Plan
Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub‑transfer agency services and custodial services rendered to Class M shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back‑up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Class M shares (fees for such services, if any, “distribution fees”). Class M shares of the Fund pay Rule 12b‑1 fees to compensate financial intermediaries for such services. Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services, and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries is a distribution fee.
Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b‑1 Plan”) adopted by the Fund with respect to its Class M shares, at the maximum annual rate of 0.15% of the Fund’s average daily net assets attributable to Class M. These fees are paid out of the Fund’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b‑1 fees are paid out of the Fund’s Class M shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Class M shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the Rule 12b‑1 fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of the distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the 12b‑1 Plan, the Class M shares of the Fund will bear such expenses.
FINANCIAL HIGHLIGHTS
The Fund is newly organized and has not yet commenced operations. Accordingly, financial highlights are not available as of the date of this prospectus.

STONE RIDGE’S PRIVACY NOTICE
Stone Ridge’s Commitment to Its Customers1
Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non‑public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non‑public personal information to any third parties. Stone Ridge uses its customers’ non‑public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.
Information Stone Ridge Collects About Its Customers
Stone Ridge collects non‑public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.
How Stone Ridge Handles Its Customers’ Personal Information
As emphasized above, Stone Ridge does not sell non‑public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non‑public personal information to third parties:

•
In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non‑public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non‑public personal information about that customer to the company to complete the transaction.

•
In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non‑public personal information it has about that customer with a Stone Ridge affiliated company.

•
In certain instances, Stone Ridge may contract with non‑affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non‑public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non‑public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non‑public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

[1]
For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non‑public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

How Stone Ridge Safeguards Its Customers’ Personal Information
Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non‑public personal information.
Keeping Its Customers Informed
As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

USEFUL SHAREHOLDER INFORMATION
Trust. Stone Ridge Trust consists of four series. The series are investment portfolios of Stone Ridge Trust, an open‑end series management investment company organized as a Delaware statutory trust.
Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance, as well as the auditors’ report (in the annual report only).
Statement of Additional Information. The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.
How to Obtain Additional Information.

•
You can obtain shareholder reports or the Statement of Additional Information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 609‑3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Fund’s website at www.stoneridgefunds.com or calling your financial intermediary.

•
You may review and copy information about the Fund, including reports and other information about the Fund, on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E‑mail address: publicinfo@sec.gov. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.
How to Reach Stone Ridge Trust
Please send all requests for information or transactions to:
Stone Ridge Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
You may contact us by telephone at (855) 609‑3680.
You can also visit our website at:
www.stoneridgefunds.com
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Investment Adviser
Stone Ridge Asset Management LLC
510 Madison Avenue, 21st Floor
New York, New York 10022
Investment Company Act File Number: 811-22761